EXHIBIT 10.1


INCENTIVE STOCK OPTION AGREEMENT dated as of September 14, 2004 between New York Health Care, Inc., a New York corporation (the "Company"), and Dennis M. O'Donnell ("Optionee").

                                     RECITAL

The Company desires to grant to Optionee an Incentive Stock Option (the "Option") to purchase 100,000 shares ("Option Shares") of the Company's common stock, par value $.01 per share (the "Stock"), under and for the purposes of the Company's Performance Incentive Plan (the "Plan"). Accordingly, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. This Agreement is subject to the provisions of the Plan, the receipt of a copy of which is hereby acknowledged by Optionee. The Plan may hereafter be amended as provided therein and this Agreement will also be subject to any such amendment. The Plan, as from time to time amended, is incorporated herein and made a part of this Agreement. Capitalized terms used herein without definition will have the meanings ascribed to those terms in the Plan.

     2. In recognition for Optionee's valuable service to the Company as its President and Chief Executive Officer, the Compensation Committee of the Company's Board of Directors, pursuant and subject to the Plan, granted the Option to Optionee, effective as of the date of this Agreement, to purchase commencing six (6) months from the date hereof, all or any of the Option Shares at an exercise price of $0.50 per share. The Option is intended to be an Incentive Option.

     3. The Option and all rights of the Optionee hereunder shall terminate on September 14, 2014 (the "Expiration Date"). On or prior to the Expiration Date, the Option shall be exercisable subject to the terms of the Plan and the following terms:

          (a) Optionee may exercise the Option with respect to all or any part of the Option Shares by giving the Company written notice of such exercise, as provided in paragraph 4 hereof. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in either cash or Stock, as provided in paragraph 11 of the Plan, of an amount equal to the exercise price per Option Share multiplied by the number of Option Shares as to which the Option is being exercised. Payment of the exercise price of such Option Shares may also be made by the Company, at its option, retaining from the Option Shares to be delivered upon exercise of the Option that number of Option Shares having a fair market value on the date of exercise equal to the exercise price of the number of Option Shares as to which the Optionee exercises the Option or, subject to the requirements of Regulation T (as in effect from time to time) under the Securities Exchange Act of 1934, as amended , by giving irrevocable instructions to a stockbroker to promptly deliver to the Company full payment for the


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Option Shares with respect to which the Option is exercised from the proceeds of the stockbroker's sale of or loan against such Option Shares.

          (b) As soon as practicable after receipt of the notice of exercise and payment of the exercise price for the number of Option Shares specified in such notice of exercise, the Company shall deliver to the Optionee at the principal office of the Company or at such other place as may be mutually acceptable to the Company and the Optionee, a certificate or certificates for such shares; provided, however, that the time of such delivery may be postponed by the Company for such period of time as the Company may require to comply with any law or regulation applicable to the issuance or transfer of shares. If the Optionee fails for any reason to accept delivery of all or any of the number of Option Shares specified in such notice of exercise upon tender of delivery thereof, his right to purchase such undelivered Option Shares may be terminated by the Company by notice in writing to the Optionee and refund of the any payment of the exercise price.

          (c) Prior to or concurrently with delivery by the Company to the Optionee of a certificate(s) representing such shares, the Optionee shall (i) upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements, and (ii) if such shares are not then registered under the Securities Act of 1933, sign and deliver to the Company an investment letter confirming that such shares are being purchased for investment and not with a view to the distribution thereof, and the Optionee shall give such other assurances and take such other action as the Company shall require to secure compliance with any federal or state securities law applicable to the issuance of the Option Shares; provided that the out-of-pocket expense of such compliance shall be borne by the Company, other than fees of Optionee's counsel and advisors

     4. Any notice to the Company provided for in the Option shall be addressed to the Company at its principal office, in care of its Secretary, with a copy to Blank Rome LLP, 405 Lexington Ave, New York, NY 10174-0208, attention Ethan Seer, and any notice to the Optionee shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the fourth business day after mailing, by registered or certified mail, return receipt requested, at a post office or branch post office within the United States.

     5. This Option shall terminate in the event of a termination of employment or death of the Optionee as follows:

          (a) If the Optionee's employment with the Company is terminated voluntarily by the Optionee, or for cause, then this Option shall expire forthwith. Except as provided in Subsections (b) and (c) below, if such employment shall terminate for any other reason, then the Option may be exercised at any time within three months after such termination, subject to the provisions of subparagraph (d) below.

          (b) If the Optionee dies while employed by the Company or within three months


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after  the  termination of his employment other than voluntarily by the Optionee or for cause, then and in that event the Option, subject to the provisions of subparagraph (d) below, may be exercised by the estate of the Optionee or by a person who acquired the right to exercise this Option by bequest or inheritance or by reason of the death of the Optionee, at any time within one year after such death.

          (c) If the Optionee ceases employment with the Company because of permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) while employed by the Company, then this Option, subject to the provisions of subparagraph (d) below, may be exercised at any time within one year after such termination of employment due to disability.

          (d) This Option may not be exercised in the event of termination of employment of the Optionee, except to the extent that the Optionee was entitled to exercise this Option at the time of such termination or death, and in any event may not be exercised after the expiration of this Option.

          (e) For the purposes of this paragraph, the employment relationship of the Optionee with the Company will be treated as continuing intact while the Optionee is on sick leave or other bona fide leave of absence, if such leave does not exceed 90 days or, if longer, so long as the Optionee's right to re-employment is guaranteed either by statute or by contract. A leave of absence or an interruption in service authorized pursuant to the Plan, shall not be deemed an interruption of employment.

     6. In the event of any change in the Company's Stock subject to the Option, by reason of any stock dividend, split-up, merger, consolidation, or exchange of shares, spin-off, liquidation or the like, such adjustment shall be made in the number of shares subject to the option and the price per share as the Committee or the Board of Directors shall, in its sole judgment, deem appropriate to give proper effect to such event.

     7. The Option is not transferable and may not be exercised by any person other than the Optionee, except to the extent specified in the Plan and the term "Optionee" shall include any person having rights to exercise the Option under the Plan. In the event of any attempt by the Optionee to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of any right hereunder, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

     8. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by the Option, or any provision of this Agreement, including whether and when a change of control has occurred or is about to occur, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of the rights of the Optionee shall be conclusive, final and binding upon the Optionee and upon any other person who shall assert any right pursuant to this Option.

     9. The Optionee shall have no rights of a stockholder with respect to the shares covered


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by  the  Option until he or she becomes the holder of record of such shares. All shares issued upon exercise of the Option shall be fully paid and non-assessable.

     10. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     11. This Agreement shall at all times be subject to the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of this Agreement and the Plan, the terms and conditions of the Plan shall govern.

     12. This Agreement shall governed by and construed in accordance with the internal substantive law of the State of New York without giving effect to the choice of law rules

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed on the day and year first written above.

                                   NEW  YORK  HEALTH  CARE,  INC.


                                   By:    /s/ Jerry Braun
                                      ----------------------------
                                          Authorized  Officer

                                   OPTIONEE:


                                       /s/ Dennis  M.  O'Donnell
                                      -----------------------------
                                          Dennis  M.  O'Donnell


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                                SUBSCRIPTION FORM

                  (To Be Executed Only Upon Exercise of Option)


     The undersigned, holder of an option pursuant to the Incentive Stock Option Agreement between New York Health Care, Inc. and Dennis M. O'Donnell dated as of September 14, 2004 (the "Agreement") hereby irrevocably exercises his option thereunder to purchase the number of shares of common stock of New York Health Care, Inc. specified below and herewith makes payment therefore, all at the price and on the terms and conditions specified in the Agreement.

Dated:      ,  20
      ------     --
Number  of  Shares:
                   -------
Exercise  Price:  $
                   -----
                          Signature of Optionee:
                                                --------------------------------
                         Name:
                               -------------------------------------------------
                         Address:
                                 -----------------------------------------------

                                 -----------------------------------------------
          Social Security Number:
                                 -----------------------------------------------


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